Exhibit 1.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share of Earthstone Energy, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Joint Filing Agreement on the date set forth below.

Date: November 16, 2016

Oak Valley Resources, LLC

By:	/s/ Frank A. Lodzinski
Name:	Frank A. Lodzinski
Title:	President and Chief Executive Officer

Bold Energy Holdings, LLC

By:	EnCap Energy Capital Fund IX, L.P.,
its sole member

By:	EnCap Equity Fund IX GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap Energy Capital Fund V, L.P.

By:	EnCap Equity Fund V GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap V-B Acquisitions, L.P.

By:	EnCap V-B Acquisitions GP, LLC,
its general partner

By:	EnCap Energy Capital Fund V-B, L.P.,
its sole member

By:	EnCap Equity Fund V GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap VI-B Acquisitions, L.P.

By:	EnCap VI-B Acquisitions GP, LLC,
its general partner

By:	EnCap Energy Capital Fund VI-B, L.P.,
its sole member

By:	EnCap Equity Fund VI GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap Energy Capital Fund VI, L.P.

By:	EnCap Equity Fund VI GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap Energy Capital Fund VII, L.P.

By:	EnCap Equity Fund VII GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap Energy Capital Fund IX, L.P.

By:	EnCap Equity Fund IX GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap Partners, LLC

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Member